UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2015

CytoDyn Inc.

(Exact name of registrant as specified in charter)

Colorado

(State or other jurisdiction of incorporation)

000-49908

(SEC File Number)

75-3056237

(IRS Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2015, CytoDyn Inc. (the “Company”) conducted a final closing (the “Final Closing”) of its private placement offering to accredited investors (the “Offering”) of the Company’s common stock, no par value (“Common Stock”), and five-year warrants to purchase shares of Common Stock at an exercise price of $0.75 per share (“Warrants”). The terms of the Offering were previously reported in the Current Report on Form 8-K filed by the Company on July 23, 2015 (the “Prior Form 8-K”), which is incorporated herein by reference.

In connection with the Final Closing, in addition to the amounts previously reported in the Prior Form 8-K, the Company entered into definitive subscription agreements with accredited investors and issued an aggregate of 5,017,972 additional shares of Common Stock and additional Warrants to purchase an aggregate of 2,508,978 shares of Common Stock for aggregate gross proceeds to the Company of $3,763,491. Pursuant to the Placement Agent Agreement described in the Prior Form 8-K, the Company paid the placement agent a cash fee of $489,254 and will issue to the placement agent or its designees warrants to purchase 652,336 shares of Common Stock. The net proceeds to the Company from the Final Closing, after deducting the foregoing placement agent fee and other estimated Offering expenses, were $3,274,237.

In summary, the Company’s Offering resulted in total gross proceeds of $7,339,241 and realized net proceeds of $6,356,139, pursuant to which the Company issued in aggregate 9,785,621 shares of Common Stock and Warrants covering 4,892,791 shares of Common Stock. The placement agent realized cash fees totaling $954,101 and received warrants covering 1,272,131 shares of Common Stock.

Item 3.02 Unregistered Sales of Equity Securities.

The number of securities issued, the nature of the transaction and the nature and amount of consideration received by the Company in connection with the Final Closing are described in Item 1.01 of this Form 8-K, which is incorporated by reference into this Item 3.02.

The securities issued in connection with the Final Closing, including the Common Stock, Warrants and the placement agent warrants, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold to investors pursuant to the exemptions from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. Such securities are therefore restricted in accordance with Rule 144 under the Securities Act.

Each of the investors in the Offering has represented to the Company that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act in connection with the issuance of the Common Stock and Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CytoDyn Inc.

Dated: August 3, 2015	By:	/s/ Michael D. Mulholland
Michael D. Mulholland Chief Financial Officer